UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number (811-06404)

American Strategic Income Portfolio Inc.
(Exact name of registrant as specified in charter)

800 Nicollet Mall
Minneapolis, MN 55402
(Address of principal executive offices) (Zip code)

Charles D. Gariboldi, Jr.
800 Nicollet Mall Minneapolis, MN 55402
(Name and address of agent for service)

800-677-3863
Registrant's telephone number, including area code

Date of fiscal year end: 08/31/08

Date of reporting period:  05/31/08

Item 1. Schedule of Investments.

Schedule of INVESTMENTS (unaudited)

American Strategic Income Portfolio (ASP)	May 31, 2008

DESCRIPTION	DATE ACQUIRED	PAR	COST	VALUE (a)

(Percentages of each investment category relate to net assets)

U.S. Government Agency Mortgage-Backed Securities — 9.9%
Fixed Rate — 9.9%
Federal Home Loan Mortgage Corporation
5.50%, 1/1/18, #E93231 (b)		$573,075	$586,882	$582,228
9.00%, 7/1/30, #C40149		77,574	79,396	86,197
Federal National Mortgage Association
6.00%, 10/1/16, #610761 (b)		307,524	311,980	316,587
5.00%, 7/1/18, #724954 (b)		1,352,558	1,351,085	1,353,768
6.50%, 6/1/29, #252497 (b)		157,237	156,301	163,737
7.50%, 3/1/30, #495694		83,090	81,897	87,640
7.50%, 5/1/30, #535289 (b)		31,301	30,371	33,700
8.00%, 5/1/30, #538266 (b)		11,565	11,435	12,497
6.00%, 5/1/31, #535909 (b)		299,608	301,111	306,283
6.50%, 11/1/31, #613339 (b)		145,844	148,706	151,737
5.50%, 7/1/33, #720735 (b)		1,938,955	1,918,269	1,932,471

Total U.S. Government Agency Mortgage-Backed Securities			4,977,433	5,026,845

Corporate Note (c) (d)— 7.1%
Fixed Rate — 7.1%
Stratus Properties V, 6.92%, 12/31/11	6/1/07	3,500,000	3,500,000	3,570,000

Whole Loans and Participation Mortgages (c) (e) — 94.9%
Commercial Loans — 67.0%
Advance Self Storage, Lincoln, NE, 6.13%, 1/1/11 (f)	12/30/05	1,455,174	1,455,174	1,447,129
Buca Restaurant, Maple Grove, MN, 8.63%, 1/1/11	12/27/00	846,495	846,495	854,960
Copper Junction, Copper Mountain, CO, 6.38%, 7/1/17 (f)	6/14/07	1,933,748	1,933,748	1,810,288
Dependable Mini-Storage I, Plano, TX, 6.64%, 7/1/11 (d) (f)	6/27/06	2,800,000	2,800,000	2,814,805
Dependable Mini-Storage II, Plano, TX, 11.88%, 7/1/11 (d)	6/27/06	300,000	300,000	307,001
Hampden Medical Office, Englewood, CO, 7.38%, 10/1/12	9/9/02	1,596,167	1,596,167	1,425,284
Integrity Plaza Shopping Center, Albuquerque, NM, 7.88%, 7/1/12 (f)	6/11/02	1,967,499	1,967,495	2,042,441
La Costa Meadows Industrial Park I, San Marcos, CA, 6.78%, 7/1/17 (d)	6/28/07	1,250,000	1,250,000	1,197,109
La Costa Meadows Industrial Park II, San Marcos, CA, 7.53%, 7/1/17 (d)	6/28/07	2,000,000	2,000,000	2,026,912
Metro Center, Albuquerque, NM, 5.20%, 5/1/09 (f)	4/7/04	2,431,914	2,431,914	2,409,034
Metro Center II, Albuquerque, NM, 7.88%, 5/1/09	3/20/06	146,119	146,119	132,898
Minikahda Mini Storage IV, Minneapolis, MN, 7.15%, 3/1/11 (f)	2/28/06	1,593,806	1,593,806	1,623,163
Naples Boat Club, Naples, 6.43%, 1/1/17 (f)	12/28/06	1,741,178	1,741,178	1,661,801
Orchard Commons, Englewood, CO, 8.63%, 4/1/11	3/28/01	963,671	963,671	992,581
Palace Court, Santa Fe, NM, 6.68%, 11/1/11 (d) (f)	10/2/06	1,900,000	1,900,000	1,900,504
Par 3 Office Building, Bend, OR, 6.63%, 8/1/13 (d) (f)	8/3/06	1,900,000	1,900,000	1,851,843
Perkins Restaurant, Maple Grove, MN, 6.38%, 1/1/11 (f)	12/23/05	1,380,467	1,380,467	1,380,229
Rockwood Galleria, Gresham, OR, 7.25%, 2/1/11 (f)	1/6/03	1,516,732	1,516,732	1,541,175
Stephens Center, Missoula, MT, 6.38%, 9/1/10 (f)	4/20/06	1,841,081	1,841,081	1,845,262
The Storage Place, Marana, AZ, 6.65%, 1/1/13 (d)	12/20/07	3,200,000	3,200,000	3,160,707
Voit Office Building, Orange, CA, 8.13%, 9/1/08 (f)	8/17/01	1,440,541	1,440,541	1,440,541

			34,204,588	33,865,667

Multifamily Loans — 26.7%
Forest Club Apartments, Dallas, TX, 11.88%, 8/1/09 (d)	4/19/06	1,720,000	1,720,000	1,646,330
Franklin Woods Apartments, Franklin, NH, 5.88%, 3/1/10	2/24/95	795,948	795,948	787,567
Hunt Club Apartments, Waco, TX, 5.64%, 7/1/11 (f)	6/3/04	1,178,014	1,178,014	1,142,501
Park Hollywood, Portland, OR, 7.38%, 6/1/12	5/31/02	1,107,645	1,107,645	1,132,380
Spring Creek Gardens, Plano, TX, 5.85%, 1/1/09 (d) (g)	12/22/05	2,050,000	2,050,000	1,827,005
Steel Lake Apartments, Federal Way, WA, 5.37%, 6/1/09 (d) (g)	5/31/05	3,985,000	3,985,000	3,985,000
Vanderbilt Condominiums, Austin, TX, 8.04%, 10/1/09	9/29/99	1,084,262	1,084,262	1,071,567
Villa Bonita, Chez Royalle, Fitzhugh Apartments I, Dallas, TX, 7.25%, 3/1/09 (g)	2/21/03	830,153	830,153	830,153
Villa Bonita, Chez Royalle, Fitzhugh Apartments II, Dallas, TX, 9.88%, 3/1/09	2/21/03	153,611	153,611	141,460
Woodland Garden Apartments, Arlington, WA, 7.38%, 9/1/08	8/26/98	930,941	930,941	930,941

			13,835,574	13,494,904

2008 Quarterly Report   1   American Strategic Income Portfolio

Schedule of INVESTMENTS (unaudited)

American Strategic Income Portfolio (ASP) (continued)

DESCRIPTION	DATE ACQUIRED	PAR/ SHARES	COST	VALUE (a)

Single Family Loans — 1.2%
American Portfolio, 1 loan, California, 4.88%, 10/18/15	7/18/95	20,996	$19,993	$21,557
Anivan, 1 loan, Maryland, 5.19%, 4/14/12	6/14/96	78,125	79,289	70,266
Bank of New Mexico, 1 loan, New Mexico, 6.23%, 3/31/10	5/31/96	35,103	34,453	30,552
Bluebonnet Savings and Loan, 6 loans, Texas, 6.66%, 8/31/10	5/22/92	131,751	120,572	121,211
CLSI Allison Williams, 1 loan, Texas, 9.38%, 8/1/17	2/28/92	7,739	7,105	7,244
Cross Roads Savings and Loan II, 1 loan, Oklahoma, 8.34%, 1/1/21 (h)	1/7/92	21,519	20,237	14,916
Fairbanks, 1 loan, Utah, 5.50%, 9/23/15	5/21/92	19,313	16,377	19,892
First Boston Mortgage Pool, 1 loan, Virginia, 9.04%, 7/1/08	6/23/92	2,309	2,309	2,307
Knutson Mortgage Portfolio I, 2 loans, Maine and Montana, 9.37%, 8/1/17	2/26/92	137,240	130,947	138,750
McClemore, Matrix Funding Corporation, 1 loan, North Carolina, 10.50%, 9/30/12	9/9/92	43,425	41,245	44,728
Nomura III, 3 loans, midwestern United States, 8.20%, 4/29/17	9/29/95	73,309	66,194	75,435
Rand Mortgage Corporation, 2 loans, Texas, 9.50%, 8/1/17	2/21/92	57,372	47,007	57,831

			585,728	604,689

Total Whole Loans and Participation Mortgages			48,625,890	47,965,260

Preferred Stocks (b) — 7.8%
Real Estate Investment Trusts — 7.8%
AMB Property, Series L		14,500	359,755	324,075
AMB Property, Series M		5,600	139,850	125,552
Duke Realty, Series J		2,100	52,246	46,095
Duke Realty, Series M		2,000	50,000	46,220
Health Care Properties, Series E		5,400	141,419	126,900
Health Care Properties, Series F		13,270	341,394	312,376
HRPT Properties Trust, Series B		8,171	212,725	202,232
Kimco Realty, Series F		19,400	500,619	434,560
Kimco Realty, Series G		25,000	625,000	617,000
Post Properties, Series B		17,800	468,112	373,800
Prologis Trust, Series F		3,475	87,049	80,307
Public Storage, Series A		6,000	144,291	133,380
Public Storage, Series F		9,300	231,105	198,555
Public Storage, Series X		11,500	282,309	239,315
Public Storage, Series Z		3,000	74,330	64,170
Realty Income, Series D		20,500	546,185	502,045
Vornado Realty Trust, Series E		4,800	121,338	112,320

Total Preferred Stocks			4,377,727	3,938,902

Total Unaffiliated Investments			61,481,050	60,501,007

Short-Term Investment — 1.3%
First American Prime Obligations Fund, Class Z (i)		661,417	661,417	661,417

2008 Quarterly Report   2   American Strategic Income Portfolio

Schedule of INVESTMENTS (unaudited)

American Strategic Income Portfolio (ASP) (continued)

	COST	VALUE (a)
Total Investments (j) — 121.0%	$62,142,467	$61,162,424

Other Assets and Liabilities, Net — (21.0)%		(10,602,424)

Total Net Assets — 100.0%		$50,560,000

Notes to Schedule of Investments:
(a)
Security valuations for the fund’s investments (other than whole loans, participation mortgages, and mortgage servicing rights) are furnished by an independent pricing service that has been approved by the fund’s board of directors. Investments in equity securities that are traded on a national securities exchange (or reported on the Nasdaq national market system) are stated at the last quoted sales price if readily available for such securities on each business day. For securities traded on the Nasdaq national market system, the fund utilizes the Nasdaq Official Closing Price which compares the last trade to the bid/ask price of a security. If the last trade falls within the bid/ask range, then that price will be the closing price. If the last trade is outside the bid/ask range, and falls above the ask, the ask price will be the closing price. If the last trade is below the bid, the bid will be the closing price. Other equity securities traded in the over the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Investments in open-end mutual funds are valued at their respective net asset values on the valuation date.

Debt obligations exceeding 60 days to maturity are valued by an independent pricing service. The pricing service may employ methodologies that utilize actual market transactions, broker-dealer supplied valuations, or other formula-driven valuation techniques. These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings, and general market conditions. Securities for which prices are not available from an independent pricing service but where an active market exists are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system. Debt obligations with 60 days or less remaining until maturity may be valued at their amortized cost which approximates market value.

The following investment vehicles, when held by the fund, are priced as follows: Exchange listed futures and options on futures are priced at their last sale price on the exchange on which they are principally traded, as determined by FAF Advisors, Inc. (“FAF Advisors”), on the day the valuation is made. If there were no sales on that day, futures and options on futures will be valued at the last reported bid price. Options on securities, indices, and currencies traded on Nasdaq or listed on a stock exchange, whether domestic or foreign, are valued at the last sale price on Nasdaq or on any exchange on the day the valuation is made. If there were no sales on that day, the options will be valued at the last sale price on the previous valuation date. Last sale prices are obtained from an independent pricing service.

When market quotations are not readily available, securities are valued at fair value as determined in good faith by procedures established and approved by the fund’s board of directors. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on disposition; trading in similar securities of the same issuer or comparable companies; information from broker-dealers; and an evaluation of the forces that influence the market in which the security is purchased or sold. If events occur that materially affect the value of securities (including non-U.S. securities) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange, the securities will be valued at fair value.

The fund’s investments in whole loans (single family, multifamily, and commercial), participation mortgages, and mortgage servicing rights are generally not traded in any organized market and therefore, market quotations are not readily available. These investments are valued at fair value according to procedures adopted by the fund’s board of directors. Pursuant to these procedures, whole loan investments are initially valued at cost and their values are subsequently monitored and adjusted using a FAF Advisors pricing model designed to incorporate, among other things, the present value of the projected stream of cash flows on such investments. The pricing model takes into account a number of relevant factors including the projected rate of prepayments, the delinquency profile, the historical payment record, the expected yield at purchase, changes in prevailing interest rates, and changes in the real or perceived liquidity of whole loans, participation mortgages, and mortgage servicing rights as the case may be. The results of the pricing model may be further subject to price ceilings due to the illiquid nature of the loans. Changes in prevailing interest rates, real or perceived liquidity, yield spreads, and creditworthiness are factored into the pricing model each week.

Certain mortgage loan information is received once a month. This information includes, but is not limited to, the projected rate of prepayments, projected rate and severity of defaults, the delinquency profile, and the historical payment record. Valuations of whole loans, participation mortgages, and mortgage servicing rights are determined no less frequently than weekly. Although FAF Advisors believes the pricing model to be reasonable and appropriate, the actual values that may be realized upon the sale of whole loans, participation mortgages, and mortgage servicing rights can only be determined in negotiations between the fund and third parties.

In accordance with the valuation procedures adopted by the fund’s board of directors, real estate acquired through foreclosure is valued at estimated market value, as determined by independent third party appraisals, less estimated selling costs.  As material capital improvements are made to the property, new market value appraisals are obtained.

As of May 31, 2008, the fund held fair valued securities with a value of $51,535,260 or 102% of total net assets.

2008 Quarterly Report   3   American Strategic Income Portfolio

Schedule of INVESTMENTS (unaudited)

American Strategic Income Portfolio (ASP) (continued)

(b)
Securities pledged as collateral for outstanding reverse repurchase agreements.  On May 31, 2008, securities valued at $8,680,610 were pledged as collateral for the following outstanding reverse repurchase agreements:

Amount	Acquisition Date	Rate*	Due	Accrued Interest	Name of Broker and Description of Collateral
$4,740,000	5/9/08	2.50%	6/9/08	$ 7,571	(1)
2,158,000	5/7/08	3.40%	6/6/08	28,517	(2)
$6,898,000				$36,088

*	Interest rate as of May 31, 2008. Rate is based on the London InterBank Offered Rate (“LIBOR”) plus a spread and reset monthly.

Name of broker and description of collateral:
(1)	Goldman Sachs:
Federal Home Loan Mortgage Corporation, 5.50%, 1/1/18, $573,075 par
Federal National Mortgage Association, 6.00%, 10/1/16, $307,524 par
Federal National Mortgage Association, 5.00%, 7/1/18, $1,352,558 par
Federal National Mortgage Association, 6.50%, 6/1/29, $157,237 par
Federal National Mortgage Association, 7.50%, 5/1/30, $31,301 par
Federal National Mortgage Association, 8.00%, 5/1/30, $11,565 par
Federal National Mortgage Association, 6.00%, 5/1/31, $299,608 par
Federal National Mortgage Association, 6.50%, 11/1/31, $145,844 par
Federal National Mortgage Association, 5.50%, 7/1/33, $1,938,955 par
(2)	Dresdner Bank:
AMB Property, Series L, 14,500 shares
AMB Property, Series M, 5,600 shares
Duke Realty, Series J, 2,100 shares
Duke Realty, Series M, 2,000 shares
Health Care Properties, Series E, 5,400 shares
Health Care Properties, Series F, 13,270 shares
HRPT Properties Trust, Series B, 8,171 shares
Kimco Realty, Series F, 19,400 shares
Kimco Realty, Series G, 25,000 shares
Post Properties, Series B, 12,500 shares
Prologis Trust, Series F, 3,475 shares
Public Storage, Series A, 6,000 shares
Public Storage, Series F, 9,300 shares
Public Storage, Series X, 11,500 shares
Public Storage, Series Z, 3,000 shares
Realty Income, Series D, 20,500 shares
Vornado Realty Trust, Series E, 4,800 shares

The fund has entered into a lending commitment with Dresdner Bank.  The agreement permits the fund to enter into reverse repurchase agreements up to $6,500,000 using preferred stock as collateral.  The fund pays a fee of 0.25% to Dresdner Bank on any unused portion of the $6,500,000 lending commitment.

2008 Quarterly Report   4   American Strategic Income Portfolio

Schedule of INVESTMENTS (unaudited)

American Strategic Income Portfolio (ASP) (concluded)

(c)
Securities purchased as part of a private placement which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933 and which are considered to be illiquid.  These securities are fair valued in accordance with the board approved valuation procedures.  See note (a) above.

(d)
Interest only - Represents securities that entitle holders to receive only interest payments on the mortgage.  Principal balance of the loan is due at maturity.  The interest rate disclosed represents the net coupon rate in effect as of May 31, 2008.

(e)
Interest rates on commercial and multifamily loans are the net coupon rates in effect (after reducing the coupon rate by any mortgage servicing fees paid to mortgage services) on May 31, 2008.  Interest rates and maturity dates disclosed on single family loans represent the weighted average coupon and weighted average maturity for the underlying mortgage loans as of May 31, 2008.

(f)
Securities pledged as collateral for outstanding borrowings under a loan agreement.  On May 31, 2008, securities valued at $24,910,716 were pledged as collateral for the following outstanding borrowings:

Amount	Rate*	Accrued Interest	Name of Broker and Description of Collateral
$3,000,000	5.72%	$4,770	(1)
2,000,000	5.72%	954	(1)
$5,000,000		$5,724

*	Interest rate as of May 31, 2008. Rate is based on the London InterBank Offered Rate (“LIBOR”) plus a spread and reset monthly.

Name of broker and description of collateral:
(1)	Morgan Stanley:
Advance Self Storage, 6.13%, 1/1/11, $1,455,174 par
Copper Junction, 6.38%, 7/1/17, $1,933,748 par
Dependable Mini-Storage I, 6.64%, 7/1/11, $2,800,000 par
Hunt Club Apartments, 5.64%, 7/1/11, $1,178,014 par
Integrity Plaza Shopping Center, 7.88%, 7/1/12, $1,967,499 par
Metro Center, 5.20%, 5/1/09, $2,431,914 par
Minikahda Mini Storage IV, 7.15%, 3/1/11, $1,593,806 par
Naples Boat Club, 6.43%, 1/1/17, $1,741,178 par
Palace Court, 6.68%, 11/1/11, $1,900,000 par
Par 3 Office Building, 6.63%, 8/1/13, $1,900,000 par
Perkins Restaurant, 6.38%, 1/1/11 $1,380,467 par
Rockwood Galleria, 7.25%, 2/1/11, $1,516,732 par
Stephens Center, 6.38%, 9/1/10, $1,841,081 par
Voit Office Building, 8.13%, 9/1/08 $1,440,541 par

At May 31, 2008, the fund was a party to a loan agreement with Morgan Stanley Mortgage Capital Holdings LLC (“Morgan Stanley”) under which loans were collateralized by whole loans in the fund’s portfolio.  This agreement expired and the outstanding loan amount was refinanced on July 11, 2008 using advances made under a new loan agreement with Massachusetts Mutual Life Insurance Company (“MMLIC”).  Under this new loan agreement, MMLIC made a term loan to the fund of $8,600,000 which matures on July 31, 2011, and agreed to make revolving loans to the fund of up to $2,400,000.  Loans made under the loan agreement are secured by whole loans in the fund’s portfolio and bear interest at the one-month London Interbank Offered Rate plus 2.625%.  In addition, the fund pays an annual fee of 1.28% on any unused portion of the fund’s revolving loan commitment.

(g)	Variable Rate Security - The rate shown is the net coupon rate in effect as of May 31, 2008.

(h)	Loan or a portion of this loan not current on interest and/or principal payments.

(i)	Investment in affiliated security. This money market fund is advised by FAF Advisors, Inc., which also serves as advisor for the fund.

(j)	On May 31, 2008, the cost of investments was $62,142,467. The aggregate gross unrealized appreciation and depreciation of investments, based on this cost, were as follows:

Gross unrealized appreciation	$460,284
Gross unrealized depreciation	(1,440,327)
Net unrealized depreciation	$(980,043)

2008 Quarterly Report   5   American Strategic Income Portfolio

Item 2. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Registrant's last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 3. Exhibits.

Separate certifications for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)).  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

American Strategic Income Portfolio Inc.

By:   /s/Thomas S. Schreier, Jr.
Thomas S. Schreier, Jr., President

Date:   July 28, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:   /s/Thomas S. Schreier, Jr.
Thomas S. Schreier, Jr., President

Date:   July 28, 2008

By:   /s/Charles D. Gariboldi, Jr.
Charles D. Gariboldi, Jr., Treasurer

Date:   July 28, 2008